BATTLE MOUNTAIN GOLD COMPANY
                               POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints Ian D. Bayer, Douglas J. Bourne and Karl E. Elers, acting together, his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, in connection with any outstanding securities of Battle Mountain Gold Company (the "Company"), or any public offering or other issuance of any securities of the Company authorized by the Board of Directors of the Company, or by the Executive Committee thereof pursuant to due authorization by such Board, (1) to execute and file, or cause to be filed, with the United States Securities and Exchange Commission (the "Commission"), (A)(other than a shelf registration statement on Form S-3 or a business combination registration statement on Form S-4) Registration Statements and any all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended and (B) (other than the Company's Annual Report filed on Form 10-K) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or other any other document required to be filed by the Company under the Blue Sky or securities law of any of the United States and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, acting together, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, acting together, may lawfully do or cause to be done by virtue of this power of attorney.

        Each person whose signature appears below may at any time revoke this power of attorney as to himself of herself only by an instrument in writings specifying that this power of attorney is revoked as to him or her as of the date of execution of such instument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pusuant to this power of attorney prior to the effective of such revocation.
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Dated: April 27, 1998

                                                   /s/ Ian D. Bayer
                                                   -----------------------------
                                                   Ian D. Bayer

                                                   /s/ Douglas J. Bourne
                                                   -----------------------------
                                                   Douglas J. Bourne

                                                   /s/ David L. Bumstead
                                                   -----------------------------
                                                   David L. Bumstead

                                                   /s/ Delo H. Caspary
                                                   -----------------------------
                                                   Delo H. Caspary

                                                   /s/ Charles E. Childers
                                                   -----------------------------
                                                   Charles E. Childers

                                                   /s/ Karl E. Elers
                                                   -----------------------------
                                                   Karl E. Elers

                                                   /s/ David W. Kerr
                                                   -----------------------------
                                                   David W. Kerr

                                                   /s/ Mary Mogford
                                                   -----------------------------
                                                   Mary Mogford

                                                   /s/ James W. McCutcheon, Q.C.
                                                   -----------------------------
                                                   James W. McCutcheon, Q.C.

                                                   /s/ William A. Wise
                                                   -----------------------------
                                                   William A. Wise